EXHIBIT 32

Section 1350 Certifications

STATEMENT FURNISHED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned are the Chief Executive Officer and Chief Financial Officer of China Biologic Products, Inc.  This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Annual Report on Form 10-K of China Biologic Products, Inc. for the fiscal year ended December 31, 2007.

The undersigned certify that such 10-K Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-K Report fairly presents, in all material respects, the financial condition and results of operations of China Biologic Products, Inc. as of the fiscal year ended December 31, 2007.

This Certification is executed as of March 28, 2008

By: /s/ Stanley Wong ----------------------------------------- Stanley Wong Chief Executive Officer (Principal Executive Officer)

By: /s/ Chao Ming Zhao ----------------------------------------- Chao Ming Zhao Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to China Biologic Products, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.